UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 04, 2025

CF BANKSHARES INC

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-25045	34-1877137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

C/O CFBANK 4960 EAST DUBLIN GRANVILLE RD SUITE 400
COLUMBUS, Ohio		43081
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 334-7979

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
(Voting) Common Stock, $.01 par value	CFBK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)
CF Bankshares Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 4, 2025. At the close of business on April 10, 2025 (the record date for the Annual Meeting), a total of 5,216,059 shares of Voting Common Stock of the Company were outstanding and entitled to vote. At the Annual Meeting, 4,050,359 of the outstanding shares of Voting Common Stock entitled to vote were represented in person or by proxy.

(b)
The purpose of the Annual Meeting was to consider and vote upon the individual matters as described below. As a result of the votes cast, each of Thomas P. Ash, James H. Frauenberg and David L. Royer were elected as directors of the Company for three-year terms expiring in 2028. Each of Proposals 2 and 4 was approved by a majority of the votes cast on such proposal, and a majority of the votes cast on Proposal 3 approved a frequency of 1 year for future votes on the compensation of the Company's named executive officers.

The results of the voting at the Annual Meeting were as follows:

1.
Results of the voting on the election of directors of the Company were as follows:

Nominee	For	Votes Withheld	Broker Non-votes
Thomas P. Ash	2,473,010	539,166	1,038,183
James H. Frauenberg	2,492,104	520,072	1,038,183
David L. Royer	2,417,161	595,015	1,038,183

2.
Results of the voting with respect to the approval of the non-binding advisory resolution on the compensation of the Company’s named executive officers (Proposal 2) were as follows:

For	Against	Abstain	Broker Non-votes
2,468,565	515,621	27,990	1,038,183

3.
Results of the voting with respect to the advisory vote on the frequency of future advisory votes on the compensation of the Company's named executive officers (Proposal 3) were as follows:

1 year	2 years	3 years	Abstain	Broker Non-votes
2,919,218	25,153	43,245	24,560	N/A

4.
Results of the voting with respect to the ratification of the appointment of Plante & Moran PLCC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 4) were as follows:

For	Against	Abstain	Broker Non-votes
4,041,043	5,312	4,004	N/A

(c)
Not applicable.

(d)
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF Bankshares, Inc.

Date:	June 4, 2025	By:	/s/ Kevin J. Beerman
Executive Vice President and Chief Financial Officer